UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 167;240.14a-12

II-VI INCORPORATED

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on November 4, 2011.

II-VI INCORPORATED	Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 2, 2011
Date: November 4, 2011 Time: 1:30 PM Local Time
Location: II-VI INCORPORATED
375 SAXONBURG BLVD. SAXONBURG, PA16056
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT TO SHAREHOLDERS

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET:	www.proxyvote.com
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— How To Vote — Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Directors recommends you vote FOR the following:
1.	Election of three Class Three Directors for a term to expire at the annual meeting of shareholders in 2014. Nominees: 1a. Carl J. Johnson 1b. Thomas E. Mistler 1c. Joseph J. Corasanti

5.      Approval of an amendment to the II-VI Incorporated Amended and Restated Articles of Incorporation to amend the business purpose clause to reflect a change in the governing statute under Pennsylvania law;

6.      Advisory vote on the Company’s executive compensation;

The Board of Directors recommends you vote 1 year on the following proposal:

2.	Election of one Class One Director for a term to expire at the annual meeting of shareholders in 2012. Nominee:	7. Advisory vote on the frequency of future shareholder advisory votes on the Company’s executive compensation; and
2a. Howard H. Xia
The Board of Directors recommends you vote FOR the following proposals:		The Board of Directors recommends you vote FOR the following proposal:
3.

Approval of an amendment to the II-VI Incorporated Amended and Restated Articles of Incorporation to increase the number of shares of common stock that are authorized for issuance from 100,000,000 to 300,000,000 shares;

8. Ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
4.	Approval of an amendment to the II-VI Incorporated Amended and Restated Articles of Incorporation for the adoption of majority voting of directors and the related elimination of cumulative voting in the election of directors in order to effect majority voting;

Voting Instructions